SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NexPoint Credit Strategies Fund

(formerly Pyxis Credit Strategies Fund)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NEXPOINT CREDIT STRATEGIES FUND

(formerly “Pyxis Credit Strategies Fund”)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4400

May 1, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of NexPoint Credit Strategies Fund (the “Fund”) to be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, on Friday, June 7, 2013, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

NEXPOINT CREDIT STRATEGIES FUND

(formerly “Pyxis Credit Strategies Fund”)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2013

The Annual Meeting of Shareholders of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at 200 Crescent Court, Suite 700, Dallas, TX, 75201, on Friday, June 7, 2013, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2016 Annual Meeting or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Trustees recommends a vote for the above proposals. The close of business on April 26, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call 1-866-351-4400 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 7, 2013: Copies of these proxy materials, including the notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.proxyonline.com/docs/nexpointcsf2013.pdf.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees

/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

May 1, 2013

Dallas, Texas

NEXPOINT CREDIT STRATEGIES FUND

(formerly “Pyxis Credit Strategies Fund”)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4400

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 7, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, on Friday, June 7, 2013, at 8:00 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 30, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (“NexPoint” or the “Adviser”), with its principal office at 200 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the adviser and the administrator to the Fund. The Fund’s principal executive office is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 30, 2013. The Board of Trustees (the “Board”) has fixed the close of business on April 26, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 63,881,472 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominee listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Trustee referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against each nominee.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.proxyonline.com/docs/nexpointcsf2013.pdf. The Fund has engaged AST Fund Solutions AST Fund Solutions at 1200 Wall Street West, Lyndhurst, NJ 07071 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an anticipated cost of $1,500. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEE

The Fund’s Board is currently composed of five Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). At the Annual Meeting, the holders of the Fund’s shares are being asked to elect Bryan A. Ward as Class I Trustee of the Fund, to serve for a three-year term until the 2016 Annual Meeting of Shareholders or until his respective successor is duly elected and qualified. Mr. Ward is currently serving as a Class I Trustee of the Fund and has agreed to continue to serve as a Class I Trustee, if elected. If Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Fund’s Governance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. James F. Leary and Bryan A. Ward are currently serving as Class I Trustees. Mr. Ward will continue to serve as a Class I Trustee if elected at the Annual Meeting. Mr. Leary is retiring as a Trustee effective as of the date of the Annual Meeting and will not seek reelection to the Board. As a consequence of Mr. Leary’s retirement, following the Annual Meeting, assuming Mr. Ward’s election at the Annual Meeting, the Fund’s Board will consist of four Trustees, three of whom are Independent Trustees. Timothy K. Hui and Scott F. Kavanaugh are currently serving as Class II Trustees and were last elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 3, 2011. Ethan Powell is currently serving as a Class III Trustee and was last elected to serve a three year term at the Fund’s Annual Meeting of Shareholders held on June 8, 2012. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings. However, all Trustees attended the Annual Meeting of Shareholders held on June 8, 2012.

Vote Required for Election of a Trustee

For a Class I Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against the nominee.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS TRUSTEE.

Qualifications and Additional Information about the Nominee for Trustee and Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the individual nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as the nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of the nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. The nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class I — Nominee Trustee for the Fund (Independent Trustee)
Bryan A. Ward (2/4/1955)	Trustee	3 year term (expiring at 2016 annual meeting). Trustee since May 2006 (inception).	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	19	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class II — Continuing Trustees for the Fund (Independent Trustees)
Timothy K. Hui (6/13/1948)	Trustee	3 year term (expiring at 2014 annual meeting). Trustee since May 2006 (inception).	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	19	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.
Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	3 year term (expiring at 2014 annual meeting). Trustee since May 2006 (inception). Chairman since June 2012.	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	19	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

Name, Date of Birth and Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Class III — Continuing Trustee for the Fund (Interested Trustee)
Ethan Powell[4] (6/20/1975)	Trustee; Executive Vice President and Secretary	3 year term (expiring at 2015 annual meeting). Trustee and Executive Vice President since June 2012. Secretary since November 2010	Chief Product Strategist of NexPoint and Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. (“HCM”) since 2007 and of HCMFA since its inception and Secretary of the funds in the Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst &Young from 1999 to 2007.	19	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

[1]	The address for each Trustee is c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.
[2]

The Fund’s Agreement and Declaration of Trust states that “an individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability.”

[3]

The “Fund Complex” consists of the Fund, Highland Special Situations Fund (formerly, “Pyxis Special Situations Fund”), the series of Highland Funds I (formerly, “Pyxis Funds I”) and the series of Highland Funds II (formerly, “Pyxis Funds II”).

[4]	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his affiliation with the Adviser.

Information about the Fund’s Executive Officers

The Fund’s executive officers are Brian Mitts, Ethan Powell, Alan Head and Dustin Norris. Set forth below are the names and certain biographical and other information for Messrs. Mitts, Powell, Head and Norris as reported by them to the Fund. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth And Address[1]	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	President of NexPoint Advisors, L.P. since May 2012; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; and Secretary of the funds in the Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at HCM and Chief Compliance Officer of NexPoint since March 2012, of HCMFA since January 2012 and of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2012; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager of HCMFA since August 2012; Assistant Treasurer of the funds in the Fund Complex since November 2012; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]	The address for each officer is c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Board Member	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[2] in All Registered Investment Companies Overseen by Board Member in the Fund Complex[3]
Independent Trustees
Timothy K. Hui	$1 - $10,000	$1 - $10,000
Scott F. Kavanaugh	$10,001 - $50,000	$10,001 - $50,000
Bryan A. Ward	$1 - $10,000	$1 - $10,000
Interested Trustee
Ethan Powell	$50,001 - $100,00	$50,001 - $100,00

[1]	Based on market value as of April 26, 2013.

[2]	Based on market value as of December 31, 2012.

[3]

The “Fund Complex” consists of the Fund, Highland Special Situations Fund (formerly, “Pyxis Special Situations Fund”), the series of Highland Funds I (formerly, “Pyxis Funds I”) and the series of Highland Funds II (formerly, “Pyxis Funds II”).

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

Title of Class	Name of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Value of Securities[3]		Percentage of Class
Common Shares	Timothy K. Hui	372 shares	$3,058		0.001%
Common Shares	Scott F. Kavanaugh	4,319 shares	$35,502		0.007%
Common Shares	Bryan A. Ward	110 shares	$904		0.000%
Common Shares	Ethan Powell	9,382 shares	$77,120	[4]	0.015%
Common Shares	Brian Mitts	5,001shares	$41,108	[5]	0.008%
Common Shares	Alan Head	1,536 shares	$12,626	[6]	0.002%
Common Shares	Dustin Norris	0 shares	$0		0.000%

[1]	The address for each Trustee and executive officer is c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

[2]	Based on market value as of April 26, 2013. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[3]	Based on market value as of April 26, 2013.

[4]	Mr. Powell’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[5]	Mr. Mitts’ beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[6]	Mr. Head’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

As of April 26, 2013, the Trustees and officers of the Fund as a group owned 0.032% of the Fund’s outstanding Common Shares.

As of April 26, 2013, none of the Independent Trustees or their immediate family members own beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of five Trustees, four of whom (including the Chairman) are Independent Trustees. Upon the retirement of Mr. Leary, the Board will consist of four Trustees, three of whom (including the Chairman) are Independent Trustees. The remaining Trustee, Mr. Powell, also serves as Executive Vice President and Secretary of the Fund, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”) because of his position with NexPoint. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ending on December 31, 2012, the Board convened twelve times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

The Audit Committee.    Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Fund’s internal audit function and independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. All members of the Fund’s Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at http://www.nexpointadvisors.com/getattachment/Advisor/Fund-Documents/NexPoint-Credit-Strategies-Fund-Audit-Committee-Charter.pdf.aspx. The Audit Committee met five times during the fiscal year ended December 31, 2012. The members of the Fund’s Audit Committee are Messrs. Hui, Kavanaugh, Leary*, and Ward. Mr. Kavanaugh was not a member of the Audit Committee from November 30, 2012 until March 22, 2013. The Board of the Fund has determined that Mr. Ward is an “audit committee financial expert,” for purposes of the federal securities laws. Mr. Ward acts as the Chairman of the Audit Committee.

The Governance Committee.    The Fund’s Governance Committee is responsible for overseeing and making recommendations to the full Board with respect to governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. All of the members of the Governance Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). A current copy of the Fund’s Governance Committee Charter is available on the Fund’s website at http://www.nexpointadvisors.com/getattachment/Advisor/Fund-Documents/NexPoint-Credit-Strategies-Fund-Governance-Committee-Charter-2-22-13.pdf.aspx. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Independent Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee.

The Governance Committee Charter describes the factors considered by the Governance Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Governance Committee takes into consideration factors listed in the Governance Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Governance Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees’ attributes.

The members of the Governance Committee are Messrs. Hui, Kavanaugh, Leary*, and Ward. Mr. Kavanaugh acts as the Chairman of the Governance Committee. The Governance Committee met three times during the fiscal year ended December 31, 2012.

*	Mr. Leary will resign as a Trustee of the Fund Complex effective June 7, 2013.

The Litigation Committee.    The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met eight times during the fiscal year ended December 31, 2012. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, Leary*, and Ward. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee.    The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Securities and Exchange Commission (“SEC”) on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary*, and Ward. The QLCC did not meet during the fiscal year ended December 31, 2012. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Fund does not have a Compensation Committee. The Board as a whole considers matters relating to the compensation of the Independent Trustees, and periodically reviews such fees to ensure that the fees continue to be appropriate in light of the responsibilities of the Independent Trustees. The Fund does not directly compensate any individuals other than the Independent Trustees.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including having an Independent Trustee serve as the Chairman and the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iii) Mr. Powell’s position with the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management.    The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Each Independent Trustee of the Fund receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. Independent Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees.

Name of Board Member	Aggregate Compensation From the Fund for the fiscal year ended December 31, 2012	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex[1] for the fiscal year ended December 31, 2012
Independent Trustees
Timothy K. Hui	$38,234	$0	$0	$150,000
Scott F. Kavanaugh	$38,234	$0	$0	$150,000
Bryan A. Ward	$38,234	$0	$0	$150,000
James Leary[2]	$38,234	$0	$0	$150,000
Interested Trustee
Ethan Powell	$0	$0	$0	$0

[1]

The “Fund Complex” consists of the Fund, Highland Special Situations Fund (formerly, “Pyxis Special Situations Fund”), the series of Highland Funds I (formerly, “Pyxis Funds I”) and the series of Highland Funds II (formerly, “Pyxis Funds II”).

[2]	Mr. Leary will resign as a Trustee of the Fund Complex effective June 7, 2013.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of April 26, 2013:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Cede & Co Bowling Green Station New York NY 10274	62,994,107 shares	98.61%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 22, 2013, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Independent Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Representatives of PwC will not be present at the Annual Meeting. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2012, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2012. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining PwC’s independence.

	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
Audit Fees paid by Fund	$110,000	$124,000
Audit-Related Fees paid by Fund[1]	$8,500	$8,500
Tax Fees paid by Fund[2]	$45,000	$9,000
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$1,142,555	$475,000

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.

[2]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.    All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated December 31, 2012 with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2012 audited financial statements with management and with PwC. The Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2012 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Scott F. Kavanaugh, Audit Committee Member

Timothy K. Hui, Audit Committee Member

James F. Leary, Audit Committee Member*

*	Mr. Leary will resign as a Trustee of the Fund Complex effective June 7, 2013.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2014 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 11, 2013 for inclusion in the Fund’s proxy statement and proxy card relating to the 2014 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2014 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by February 24, 2014, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at 1-866-351-4400 or write the Fund c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 and the Fund will furnish separate mailings, in accordance with instructions.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S ANNUAL REPORT DATED DECEMBER 31, 2012 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2012 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15th Avenue, Brooklyn, New York 11219, OR BY CALLING TOLL-FREE 1-866-351-4440.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope.

Dallas, Texas

May 1, 2013

NEXPOINT CREDIT STRATEGIES FUND Annual Meeting of Shareholders – June 7, 2013 Proxy Solicited on Behalf of the Board of Trustees

The undersigned holder of shares of NexPoint Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints Brian Mitts and Ethan Powell, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 Crescent Court, 17th Floor – Gourmet Room, Dallas, TX 75201, on June 7, 2013, at 8:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-303-0855. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.
2. Telephone	Simply dial toll-free 1-888-227-9349 and have this proxy card available at the time of the call. You will need the control number found in the box at the right at the time you execute your vote.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/nexpointcsf2013.pdf

TAG ID:	BAR CODE	CUSIP: 65340G106

NEXPOINT CREDIT STRATEGIES FUND

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK ONE BOX FOR EACH ITEM IN BLUE OR BLACK INK. Example:   ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE BELOW PROPOSAL.

PROPOSAL:

		FOR	ABSTAIN

1.	To elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2016 Annual Meeting or until his successor is duly elected and qualified.	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 65340G106